SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549




                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 7, 1997
              (Date of Report [Date of earliest event reported])




                            TRACK DATA CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                 0-24634                22-3181095
(State or Other Jurisdiction    (Commission            (IRS Employer
    of Incorporation)              File #)           Identification #)





                   56 Pine Street, New York, New York 10005
         (Address of Principal Executive Offices, Including Zip Code)


                                (212) 422-4300
                (Registrant's Telephone #, Including Area Code)

ITEM  2.  ACQUISITION  AND  DISPOSITION  OF  ASSETS.
On November 7, 1997, Barry Hertz, Chairman and principal stockholder of the Registrant ("TDC"), transferred his 100% ownership in Newsware, Inc. ("NW" or "Newsware") to the Registrant for no consideration. NW owed Mr. Hertz approximately $1,100,000, which was contributed to capital prior to this transaction, and NW owed the Registrant approximately $900,000, net of reserves, at the time of this transaction. NW is a provider of on-line news information services. For accounting purposes, the transaction will be treated as a combination of entities under common control similar to a pooling-of-interests.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)          Financial  statements  of  business  acquired
                 See  pages  F-1  through  F-12

(b)          For  pro forma financial information, see pages PF-1 through PF-8

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board  of  Directors  and  Stockholders
     Newsware,  Inc.

We have audited the accompanying balance sheets of Newsware, Inc. (the "Company") as of December 31, 1996 and 1995 and the related statements of operations, stockholders' deficiency and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newsware, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


Grant  Thornton  LLP
Melville,  New  York
November  7,  1997

                                NEWSWARE, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 1996 AND 1995

                                                                                       1996          1995
                                                                                 -----------  -----------
ASSETS

CURRENT ASSETS

     Cash                                                                        $     2,107   $    13,669
     Accounts receivable (net of allowance of $5,000 in 1996 and 1995) (Note A)       46,003        73,932
     Prepaid expenses and other current assets                                         6,479         4,175
                                                                                 -----------   -----------

               Total current assets                                                   54,589        91,776

FIXED ASSETS - at cost (net of accumulated depreciation) (Notes A and B)              95,118        62,845

SOFTWARE - at cost (net of accumulated amortization of $169,468 in 1996
    and  $120,807 in 1995)  (Notes A and C)                                           73,939       122,389

OTHER ASSETS                                                                           1,664         2,801
                                                                                 -----------   -----------

TOTAL                                                                            $   225,310   $   279,811
                                                                                 ===========   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Current portion of notes payable - other (Note E)                           $     8,920   $    19,819
     Current portion of license fee payable (Note C)                                  59,449        50,355
     Accounts payable and accrued expenses                                           113,854        53,440
     Deferred revenues  (Note A)                                                      41,952        40,696
     Interest payable (Notes A and D)                                                308,858       139,835
                                                                                 -----------   -----------

               Total current liabilities                                             533,033       304,145

DUE TO RELATED PARTIES (Notes A and D)                                             1,987,590     1,437,591

NOTES PAYABLE - other, less current portion (Note E)                                       -         8,920

LICENSE FEE PAYABLE, less current portion (Note C)                                    24,447        79,526
                                                                                 -----------   -----------

               Total liabilities                                                   2,545,070     1,830,182
                                                                                 -----------   -----------

COMMITMENTS AND CONTINGENCIES  (Note G)

STOCKHOLDERS' DEFICIENCY
     Common stock - $.01 par value;  100,000 shares authorized; 51,670
           shares outstanding (Note F)                                                   517           517
     Additional paid-in capital                                                      209,483       209,483
     Accumulated deficit                                                          (2,529,760)   (1,760,371)
                                                                                 -----------   -----------

               Total  stockholders' deficiency                                    (2,319,760)   (1,550,371)
                                                                                 -----------   -----------

TOTAL                                                                            $   225,310   $   279,811
                                                                                 ===========   ===========


The  accompanying  notes  are  an  integral  part  of  these  statements.

                                NEWSWARE, INC.
                           STATEMENTS OF OPERATIONS
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                      1996         1995        1994
                                                ----------   ----------   ---------

SERVICE FEES AND REVENUE  (Note A)              $  892,196   $  638,088   $ 231,209
                                                ----------   ----------   ---------

OPERATING COSTS AND EXPENSES (Note H):
     Direct operating costs                        384,685      269,727     111,430
     General and administrative expenses         1,096,681      948,454     687,610
                                                ----------   ----------   ---------

                    Total                        1,481,366    1,218,181     799,040
                                                ----------   ----------   ---------

LOSS FROM OPERATIONS                              (589,170)    (580,093)   (567,831)

INTEREST EXPENSE (PRINCIPALLY RELATED PARTIES)     180,219      126,950      59,947
                                                ----------   ----------   ---------

NET LOSS                                        $ (769,389)  $ (707,043)  $(627,778)
                                                ==========   ==========   =========



The  accompanying  notes  are  an  integral  part  of  these  statements.

                                NEWSWARE, INC.
                    STATEMENTS OF STOCKHOLDERS' DEFICIENCY
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                ADDITIONAL
                                      COMMON    PAID-IN      ACCUMULATED
                                      STOCK     CAPITAL      DEFICIT        TOTAL
                                      --------  -----------  -------------  ------------

BALANCE, JANUARY 1, 1994              $   500   $   199,500  $   (425,550)  $  (225,550)

     Shares issued for debt (Note F)      100         9,900                      10,000

     Shares rescinded (Note F)            (45)           45                           -

     Net loss                                                    (627,778)     (627,778)
                                      -------   -----------  ------------   -----------

BALANCE, DECEMBER 31, 1994                555       209,445    (1,053,328)     (843,328)

     Shares rescinded (Note F)            (38)           38                           -

     Net loss                                                    (707,043)     (707,043)
                                      -------   -----------  -------------  -----------

BALANCE, DECEMBER 31, 1995                517       209,483    (1,760,371)   (1,550,371)

     Net loss                                                    (769,389)     (769,389)
                                      -------   -----------  -------------  -----------

BALANCE, DECEMBER 31, 1996            $   517   $   209,483  $ (2,529,760)  $(2,319,760)
                                      =======   ===========  ============   ===========



The  accompanying  notes  are  an  integral  part  of  these  statements.

                                 NEWSWARE, INC.
                           STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                    1996        1995        1994
                                                               ---------   ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                  $(769,389)  $(707,043)  $(627,778)
     Adjustments to reconcile net loss to net cash used in
          operating activities:
          Depreciation and amortization                           73,393      68,217      63,191
          Changes in operating assets and liabilities:
                Accounts receivable                               27,929       6,750     (33,571)
                Prepaid expenses and other current assets         (2,304)     15,276     (10,830)
                Other assets                                       1,137       7,504      (6,366)
                Accounts payable and accrued expenses            155,691     105,895      21,588
                                                               ---------   ---------   ---------

                    Net cash used in operating activities       (513,543)   (503,401)   (593,766)
                                                               ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of fixed assets                                    (57,216)    (15,939)    (34,623)
                                                               ---------   ---------   ---------

                    Net cash used in investing activities        (57,216)    (15,939)    (34,623)
                                                               ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net proceeds from note payable - related parties            624,999     588,891     630,700
     Net payments on notes payable - other                       (19,819)    (17,763)     46,502
     Payments on license fees                                    (45,983)    (49,688)    (38,434)
                                                               ---------   ---------   ---------

                    Net cash provided by financing activities    559,197     521,440     638,768
                                                               ---------   ---------   ---------

NET (DECREASE) INCREASE IN CASH                                  (11,562)      2,100      10,379

CASH, BEGINNING OF YEAR                                           13,669      11,569       1,190
                                                               ---------   ---------   ---------

CASH, END OF YEAR                                              $   2,107   $  13,669   $  11,569
                                                               =========   =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for:
          Interest                                             $  11,828   $  18,201   $  19,900
                                                               =========   =========   =========



The  accompanying  notes  are  an  integral  part  of  these  statements.

                                NEWSWARE, INC.
                         NOTES TO FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


(NOTE  A)  -  THE  COMPANY  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING POLICIES
------------------------------------------------------------------------------

     DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION - Newsware, Inc. (the "Company") was formed on May 18, 1993 and provides on-line news information services to its customers (who are primarily involved in the financial service industry) under agreements using dedicated communications lines. During 1996 two customers accounted for 17% and 14%, respectively, of the Company's revenues.

     The Company has incurred losses since inception as it seeks to further refine its software and build market acceptance for its service. Track Data
Corporation ("TDC"), an affiliate of the Company, has funded the Company's losses during 1997 and 1996.

     On November 7, 1997 the sole stockholder of the Company, who is also the Chairman and principal stockholder of TDC, transferred his stock ownership in the Company to TDC. Prior to such transfer, the sole stockholder contributed approximately $1,100,000 of principal loans and interest due to him to the capital of the Company.

     REVENUE RECOGNITION - The Company recognizes revenue as services are performed. Revenues billed in advance of services are deferred until services are rendered.

     FIXED ASSETS - Fixed assets are depreciated on a straight-line basis over estimated useful lives of 5 to 10 years.

     SOFTWARE  -  Software  costs  are amortized on a straight-line basis over
their  estimated  useful  lives  of  5  years.    Management  assesses  the
recoverability of its software costs based principally upon comparison of the carrying value of the asset to the undiscounted expected future cash flows to be generated by the asset, plus estimated salvage value less any applicable costs. If management concludes that the asset is impaired, its carrying value is adjusted to its fair value.

     INCOME TAXES - The Company has elected to be treated as an S corporation. As a result, federal and certain state income taxes are paid by the shareholders rather than the corporation.

     USE OF ESTIMATES - In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the
reporting  period.    Actual  results  could  differ  from  those  estimates.

(NOTE  B)  -FIXED  ASSETS
-------------------------

     Fixed  assets  consists  of  the following at December 31, 1996 and 1995:

                                   1996      1995
Computer and office equipment  $157,489  $100,484
Less accumulated depreciation    62,371    37,639
                               --------  --------

Fixed assets - net             $ 95,118  $ 62,845
                               ========  ========


     Depreciation expense for the years ended December 31, 1996, 1995 and 1994 was $24,732, $18,603 and $13,811, respectively.


(NOTE  C)  -  LICENSE  FEE  PAYABLE
-----------------------------------

          The Company has a perpetual license for certain software to be used to facilitate the delivery to, and utilization of the database information by its customers. The license fee is payable monthly for 60 months commencing June 1993 at the greater of $5,000 or 25 percent of revenues for the preceding month, as defined. No payments are required after the sixty monthly payments.

          At inception of the license agreement, the Company capitalized as licensed software $240,867, which represents the present value of the minimum monthly payments. The license fee payable of $83,896 at December 31, 1996 is net of unamortized discount of $5,475. The effective interest rate is 9%.


(NOTE  D)  -  NOTES  PAYABLE  -  RELATED  PARTIES
-------------------------------------------------

     The  amounts  due  to  related  parties  consist  of:

                                       1996        1995
Track Data Corporation  (a) (d)  $  100,000  $  100,000
Track Data Corporation  (b) (d)     320,000     320,000
Track Data Corporation (c) (d)      702,999     153,000
Stockholders (b) (d) (e)            864,591     864,591
                                 ----------  ----------

Total                            $1,987,590  $1,437,591
                                 ==========  =========

a)     Bears  interest  at  4%
b)     Bears  interest  at  1%  above  the  prime  rate
c)     Convertible,  bearing  interest  at  9%,  due on December 31, 1997
d)     Agreed to defer payment of interest and principal through June 30, 1997
e) In 1997 the Company paid the principal amount of approximately $9,000 to all minority stockholders in full satisfaction of their debt and in full payment for their stock ownership in the Company. Subsequent to such transactions, the remaining sole stockholder contributed $855,000 due to him to the Company's capital. See Note A.


 (NOTE  E)  -  NOTE  PAYABLE  -  OTHER
--------------------------------------

     Notes payable - other is due in equal monthly installments of $1,833 through May 1997 including interest at 11% per annum.

(NOTE  F)  -  COMMON  STOCK
---------------------------

     Pursuant to an agreement among the stockholders, as amended on October 18, 1995, the Company effected a 0.5 for 1 reverse stock split. This transaction has been reflected retroactively. Under the amended agreement, 45 shares of common stock were rescinded in 1994 and 38 shares of common stock were rescinded in 1995 because certain performance levels were not attained.

     In 1994 the Company's principal stockholder advanced the Company $400,000 (Note D) for working capital purposes and paid $10,000 in exchange for an additional 10,000 shares of the Company's common stock.


(NOTE  G)  -  RETIREMENT  PLAN
------------------------------

     The Company has a profit sharing plan which qualifies under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees. Company contributions to the plan are discretionary and vest at a rate of 20% after three years of service and 20% each year thereafter until employees become fully vested after seven years.


(NOTE  H)  -  RELATED  PARTIES
------------------------------

     During 1996, 1995 and 1994, TDC provided database services to the Company's customers and additionally provided office space and accounting and other services without charge. Further, during 1994 the Company reversed charges of $75,000 for services which were provided in 1993 by TDC. See Note D as to financing provided by TDC.

                                NEWSWARE, INC.
                                 BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (unaudited)

ASSETS

CURRENT ASSETS

     Cash                                                               $    20,743
     Accounts receivable - net                                              139,781
                                                                        -----------

               Total current assets                                         160,524

FIXED ASSETS - net                                                           80,132

SOFTWARE - net                                                               54,321
                                                                        -----------

TOTAL                                                                   $   294,977
                                                                        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Accounts payable and accrued expenses                              $   519,983
     Other                                                                  103,159
                                                                        -----------

               Total current liabilities                                    623,142

DUE TO RELATED PARTIES                                                    2,467,358
                                                                        -----------

               Total liabilities                                          3,090,500
                                                                        -----------

STOCKHOLDERS' DEFICIENCY
     Common stock - $.01 par value;  100,000 shares authorized; 41,407
           shares outstanding                                                   414
     Additional paid-in capital                                             209,486
     Accumulated deficit                                                 (3,005,423)
                                                                        -----------

               Total  stockholders' deficiency                           (2,795,523)
                                                                        -----------

TOTAL                                                                   $   294,977
                                                                        ===========



The  accompanying  notes  are  an  integral  part  of  these  statements.

                                NEWSWARE, INC.
                           STATEMENTS OF OPERATIONS
                 NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                  (unaudited)

                                                      1997        1996
                                                -----------  ----------

SERVICE FEES AND REVENUE                        $  740,077   $ 630,411
                                                ----------   ---------

OPERATING COSTS AND EXPENSES:
     Direct operating costs                        251,772     234,472
     General and administrative expenses           777,969     751,155
                                                ----------   ---------

                    Total                        1,029,741     985,627
                                                ----------   ---------

LOSS FROM OPERATIONS                              (289,664)   (355,216)

INTEREST EXPENSE (PRINCIPALLY RELATED PARTIES)     185,999     129,513
                                                ----------   ---------

NET LOSS                                        $ (475,663)  $(484,729)
                                                ==========   =========



The  accompanying  notes  are  an  integral  part  of  these  statements.

                                NEWSWARE, INC.
                           STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                  (unaudited)

                                                                    1997        1996
                                                               ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                  $(475,663)  $(484,729)
     Adjustments to reconcile net loss to net cash used in
          operating activities:
          Depreciation and amortization                           61,009      52,718
          Changes in operating assets and liabilities:
                Accounts receivable                             (108,869)    (15,733)
                Prepaid expenses and other current assets          6,175       1,168
                Other assets                                         853         853
                Accounts payable and accrued expenses            119,796      34,929
                                                               ---------   ---------

                    Net cash used in operating activities       (396,699)   (410,794)
                                                               ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of fixed assets                                    (10,199)    (33,523)
                                                               ---------   ---------

                    Net cash used in investing activities        (10,199)    (33,523)
                                                               ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net proceeds from note payable - related parties            479,768     479,999
     Net payments on notes payable - other                        (8,920)    (14,659)
     Payments on license fees                                    (45,214)    (37,699)
     Purchase of treasury stock                                     (100)          -
                                                               ---------   ---------

                    Net cash provided by financing activities    425,534     427,641
                                                               ---------   ---------

NET INCREASE (DECREASE) IN CASH                                   18,636     (16,676

CASH, BEGINNING OF YEAR                                            2,107      13,669
                                                               ---------   ---------

CASH, END OF YEAR                                              $  20,743   $  (3,007)
                                                               =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for:
          Interest                                             $   4,960   $   9,503
                                                               =========   =========



The  accompanying  notes  are  an  integral  part  of  these  statements.

                                NEWSWARE, INC.
                         NOTES TO FINANCIAL STATEMENTS
                 NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996
                                  (unaudited)

1. In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of September 30, 1997, and the results of operations and of cash flows for the nine months ended September 30, 1997 and 1996. The results of operations for the nine months ended September 30, 1997 are not necessarily indicative of results that may be expected for any other interim period or for the full year.

2. On November 7, 1997, the sole stockholder of the Company, who is also the Chairman and principal stockholder of TDC, transferred his stock ownership in the Company to TDC. Prior to such transfer, the sole stockholder contributed approximately $1,100,000 of principal loans and interest due to him to the capital of the Company.

In 1997, the Company paid the principal amount of approximately $9,000 to all minority stockholders in full satisfactory of their debt and in full payment for their stock ownership in the Company. Subsequent to such transaction, the remaining sole stockholder contributed approximately $1,100,000 of principal loans and interest due to him to the Company's capital.

                               TDC AND NEWSWARE
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     The following unaudited pro forma financial statements present the combined financial position of TDC and Newsware as of September 30, 1997 and combined statements of operations for each of the three years in the period ended December 31, 1996 and for the nine month periods ended September 30, 1997 and 1996. The unaudited pro forma financial statements give effect to the transfer of 100% ownership of Newsware to TDC by its Chairman. The transaction will be treated as a combination of entities under common control similar to a pooling-of-interests because the Chairman and principal stockholder of TDC is also the Chairman and sole stockholder of Newsware.

     The pro forma financial statements may not be indicative of the combined results of operations or combined financial position that actually would have been achieved if the transaction had been in effect as of the date and for the periods indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the notes thereto, the financial statements (including the related notes thereto) contained elsewhere herein and the Track Data Corporation Annual Report on Form 10-K for the year ended December 31, 1997.

                            TRACK DATA CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATING BALANCE SHEET
                              SEPTEMBER 30, 1997

                                                                     PRO FORMA         PRO FORMA
                                         TDC           NEWSWARE      ADJUSTMENTS       BALANCE
                                         ------------  ------------  -------------     ------------

ASSETS

CASH                                     $   126,376   $    20,743                     $   147,119

ACCOUNTS RECEIVABLE - net                  1,562,650       139,781                       1,702,431

FIXED ASSETS - net                         9,046,745        80,132                       9,126,877

INVESTMENT IN AFFILIATE                    1,447,662             -                       1,447,662

DUE FROM RELATED PARTIES                     960,760             -   $ (1,749,258)(A)      111,502
                                                                          900,000(B)
EXCESS OF COST OVER NET ASSETS
ACQUIRED                                   3,379,717             -                       3,379,717

OTHER ASSETS                               2,453,318        54,321                       2,507,639
                                         -----------   -----------   ------------      -----------

TOTAL                                    $18,977,228   $   294,977   $   (849,258)     $18,422,947
                                         ===========   ===========   ============      ===========


LIABILITIES AND STOCKHOLDERS'
EQUITY
LIABILITIES
Accounts payable and accrued expenses    $ 4,547,056   $   519,983   $   (137,339)(A)  $ 4,578,240
                                                                         (244,831)(D)
                                                                         (106,629)(E)
Note payable - bank                        2,383,810             -                       2,383,810
Notes payable - other                      1,100,984     2,467,358     (1,611,919)(A)    1,100,984
                                                                         (855,439)(D)
Capital lease obligations                  3,419,035             -                       3,419,035
Other liabilities                            727,769       103,159        120,000(C)       950,928
                                         -----------   -----------   ------------      -----------

        Total liabilities                 12,178,654     3,090,500     (2,836,157)      12,432,997
                                         -----------   -----------   ------------      -----------

STOCKHOLDERS' EQUITY
Common stock - 14,422,737 shares             144,228             -                         144,228
Additional paid-in capital                13,322,054       209,900      1,100,270(D)    14,632,224
Foreign currency translation adjustment       29,030             -                          29,030
Deficit                                   (6,696,738)   (3,005,423)       900,000(B)    (8,815,532)
                                                                         (120,000)(C)
                                                                          106,629(E)
                                         -----------   -----------   ------------      -----------

          Total stockholders' equity       6,798,574    (2,795,523)     1,986,899        5,989,950
                                         -----------   -----------   ------------      -----------

TOTAL                                    $18,977,228   $   294,977   $   (849,258)     $18,422,947
                                         ===========   ===========   ============      ===========

See Notes to Pro Forma Consolidating Financial Statements


                            TRACK DATA CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                  PRO FORMA         PRO FORMA
                                       TDC           NEWSWARE     ADJUSTMENTS       BALANCE
                                       ------------  -----------  -------------     ------------

SERVICE FEES AND REVENUE               $34,833,451   $  740,077                     $35,573,528
                                       -----------   ----------                     -----------

OPERATING COSTS AND EXPENSES
Direct operating costs                  19,181,506      251,772                      19,433,278
Selling and administrative expenses     13,679,352      777,969   $   (300,000)(a)   14,157,321
Interest expense - net                     550,032      185,999       (106,629)(c)      629,402
                                       -----------   ----------   ------------      -----------

         Total                          33,410,890    1,215,740       (406,629)      34,220,001
                                       -----------   ----------   ------------      -----------

INCOME (LOSS) FROM OPERATIONS            1,422,561     (475,663)       406,629        1,353,527

OTHER INCOME                                 5,755            -                           5,755
                                       -----------   ----------   ------------      -----------

INCOME (LOSS) BEFORE INCOME TAXES
AND EQUITY IN NET (LOSS) OF AFFILIATE    1,428,316     (475,663)       406,629        1,359,282

INCOME TAXES                               543,303            -        120,000(b)       663,303
                                       -----------   ----------   ------------      -----------

INCOME (LOSS) BEFORE EQUITY IN NET
LOSS OF AFFILIATE                          885,013     (475,663)       286,629          695,979

EQUITY IN NET LOSS OF AFFILIATE         (1,130,000)           -                      (1,130,000)
                                       -----------   ----------   ------------      -----------

NET LOSS                               $  (244,987)  $ (475,663)  $    286,629      $  (434,021)
                                       ===========   ==========   ============      ===========

NET LOSS PER SHARE                                                                        $(.03)
                                                                                          =====

WEIGHTED AVERAGE SHARES                                                              14,610,000
                                                                                    ===========

See Notes to Pro Forma Consolidating Financial Statements


                            TRACK DATA CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                 PRO FORMA    PRO FORMA
                                      TDC           NEWSWARE     ADJUSTMENTS  BALANCE
                                      ------------  -----------  -----------  ------------

SERVICE FEES AND REVENUE              $35,173,529   $  630,411                $35,803,940
                                      -----------   ----------                -----------

OPERATING COSTS AND EXPENSES
Direct operating costs                 19,251,148      234,472                 19,485,620
Selling and administrative expenses    14,982,603      751,155                 15,733,758
Deferred compensation expense             294,894            -                    294,894
Interest expense - net                    638,997      129,513                    768,510
                                      -----------   ----------                -----------

         Total                         35,167,642    1,115,140                 36,282,782
                                      -----------   ----------                -----------

INCOME (LOSS) FROM OPERATIONS               5,887     (484,729)                  (478,842)

OTHER INCOME                              288,418            -                    288,418
                                      -----------   ----------                -----------

INCOME (LOSS) BEFORE INCOME TAX
BENEFIT AND EQUITY IN NET LOSS
OF AFFILIATE                              294,305     (484,729)                  (190,424)

INCOME TAX BENEFIT                       (279,058)           -                   (279,058)
                                      -----------   ----------                -----------

INCOME (LOSS) BEFORE EQUITY IN NET
LOSS OF AFFILIATE                         573,363     (484,729)                    88,634

EQUITY IN NET LOSS OF AFFILIATE           (23,391)           -                    (23,391)
                                      -----------   ----------                -----------

NET INCOME (LOSS)                     $   549,972   $ (484,729)               $    65,243
                                      ===========   ==========                ===========

NET INCOME PER SHARE                                                                  $ -
                                                                                      ===

WEIGHTED AVERAGE SHARES                                                        14,574,000
                                                                              ===========

See Notes to Pro Forma Consolidating Financial Statements


                            TRACK DATA CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996


                                                                 PRO FORMA         PRO FORMA
                                      TDC           NEWSWARE     ADJUSTMENTS       BALANCE
                                      ------------  -----------  -------------     ------------

SERVICE FEES AND REVENUE              $47,138,539   $  892,196                     $48,030,735
                                      -----------   ----------                     -----------

OPERATING COSTS AND EXPENSES
Direct operating costs                 25,898,461      384,685                      26,283,146
Selling and administrative expenses    19,632,953    1,096,681   $   (200,000)(a)   20,529,634
Deferred compensation expense             294,893            -                         294,893
Interest expense - net                    827,864      180,219                       1,008,083
                                      -----------   ----------   ------------      -----------

         Total                         46,654,171    1,661,585       (200,000)      48,115,756
                                      -----------   ----------   ------------      -----------

INCOME (LOSS) FROM OPERATIONS             484,368     (769,389)       200,000          (85,021)

OTHER INCOME                              288,419            -                         288,419
                                      -----------   ----------   ------------      -----------

INCOME (LOSS) BEFORE INCOME TAXES
AND EQUITY IN NET LOSS OF AFFILIATE       772,787     (769,389)       200,000          203,398

INCOME TAXES                              525,969            -                         525,969
                                      -----------   ----------   ------------      -----------


INCOME (LOSS) BEFORE EQUITY IN NET
LOSS OF AFFILIATE                         246,818     (769,389)       200,000         (322,571)

EQUITY IN NET LOSS OF AFFILIATE          (184,355)           -                        (184,355)
                                      -----------   ----------   ------------      -----------

NET INCOME (LOSS)                     $    62,463   $ (769,389)  $    200,000      $  (506,926)
                                      ===========   ==========   ============      ===========

NET LOSS PER SHARE                                                                       $(.03)
                                                                                         =====

WEIGHTED AVERAGE SHARES                                                             14,622,000
                                                                                   ===========

See Notes to Pro Forma Consolidating Financial Statements


                            TRACK DATA CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995

                                                                PRO FORMA         PRO FORMA
                                     TDC           NEWSWARE     ADJUSTMENTS       BALANCE
                                     ------------  -----------  -------------     ------------

SERVICE FEES AND REVENUE             $44,523,762   $  638,088                     $45,161,850
                                     -----------   ----------                     -----------

OPERATING COSTS AND EXPENSES
Direct operating costs                25,138,844      269,727                      25,408,571
Selling and administrative expenses   22,724,632      948,454   $   (400,000)(a)   23,273,086
Deferred compensation expense          2,946,128            -                       2,946,128
Interest expense - net                   823,134      126,950                         950,084
                                     -----------   ----------   ------------      -----------

         Total                        51,632,738    1,345,131       (400,000)      52,577,869
                                     -----------   ----------   ------------      -----------

LOSS FROM OPERATIONS                  (7,108,976)    (707,043)       400,000       (7,416,019)

OTHER INCOME                             468,145            -              -          468,145
                                     -----------   ----------   ------------      -----------

LOSS BEFORE INCOME TAX BENEFIT AND
EQUITY IN NET INCOME OF AFFILIATE     (6,640,831)    (707,043)       400,000       (6,947,874)

INCOME TAX BENEFIT                      (707,926)           -              -         (707,926)
                                     -----------   ----------   ------------      -----------

LOSS BEFORE EQUITY IN NET INCOME
OF AFFILIATE                          (5,932,905)    (707,043)       400,000       (6,239,948)

EQUITY IN NET INCOME OF AFFILIATE        421,627            -              -          421,627
                                     -----------   ----------   ------------      -----------

NET LOSS                             $(5,511,278)  $ (707,043)  $    400,000      $(5,818,321)
                                     ===========   ==========   ============      ===========

NET LOSS PER SHARE                                                                      $(.42)
                                                                                        =====

WEIGHTED AVERAGE SHARES                                                            13,911,000
                                                                                  ===========

See Notes to Pro Forma Consolidating Financial Statements


                            TRACK DATA CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1994

                                                               PRO FORMA    PRO FORMA
                                     TDC           NEWSWARE    ADJUSTMENTS  BALANCE
                                     ------------  ----------  -----------  ------------

SERVICE FEES AND REVENUE             $40,594,191   $ 231,209                $40,825,400
                                     -----------   ---------                -----------

OPERATING COSTS AND EXPENSES
Direct operating costs                21,578,501     111,430                 21,689,931
Selling and administrative expenses   18,509,639     687,610                 19,197,249
Deferred compensation expense            900,522           -                    900,522
Interest expense - net                   568,748      59,947                    628,695
                                     -----------   ---------                -----------

         Total                        41,557,410     858,987                 42,416,397
                                     -----------   ---------                -----------

LOSS FROM OPERATIONS                    (963,219)   (627,778)                (1,590,997)

OTHER INCOME                              93,237           -                     93,237
                                     -----------   ---------                -----------

LOSS BEFORE INCOME TAX BENEFIT AND
EQUITY IN NET INCOME OF AFFILIATE       (869,982)   (627,778)                (1,497,760)

INCOME TAX BENEFIT                       (61,889)          -                    (61,889)
                                     -----------   ---------                -----------

LOSS BEFORE EQUITY IN NET INCOME
OF AFFILIATE                            (808,093)   (627,778)                (1,435,871)

EQUITY IN NET INCOME OF AFFILIATE         89,244           -                     89,244
                                     -----------   ---------                -----------

NET LOSS                             $  (718,849)  $(627,778)               $(1,346,627)
                                     ===========   =========                ===========

NET LOSS PER SHARE                                                                $(.10)
                                                                                  =====

WEIGHTED AVERAGE SHARES                                                      12,849,000
                                                                            ===========

See Notes to Pro Forma Consolidating Financial Statements


                               TDC AND NEWSWARE
             NOTES TO PRO FORMA CONSOLIDATING FINANCIAL STATEMENTS


     The pro forma adjustments below relate principally to the changes resulting from the elimination of inter-corporate receivables and payables, certain reserves on receivables recognized by TDC and related tax effects.


Pro  Forma  Balance  Sheet  Adjustments
---------------------------------------

(A) To eliminate inter-corporate receivables and payables, including interest.

(B)          To  eliminate reserves previously provided on receivables by TDC.

(C)          To  recognize  tax  effects  on  reversal  of  reserves.

(D) To recognize contributions of debt and interest due to sole stockholder to capital.

(E)        To eliminate interest expense on debt to TDC not recognized by TDC.


Pro  Forma  Statement  of  Operations  Adjustments
--------------------------------------------------

(a)        To eliminate reserves provided by TDC on amounts due from Newsware.

(b)        To  recognize  tax  effects  on  (a)  above.

(c)        To eliminate interest expense on debt to TDC not recognized by TDC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRACK DATA CORPORATION



/s/
------------------------
By Barry Hertz, Chairman



/s/                   Chairman and Chief Executive Officer  December 12, 1997
---------------------
Barry Hertz